Product Supply Agreement

Signing Location: Shanghai

Party A: Perfectenergy (Shanghai) Co., Ltd.
Address: #479 Youdong road, Minhang District, Shanghai
Zip: 201100

Party B: Shanghai Zhiqin Silicon Electronic Technology Co., Ltd.
Address: No. 3, Lane 1, Rm 103, Dahushan Rd., Shanghai
Tel: 021-65024197

In accordance to “The Economic Agreement Law of the People’s Republic of China”, Party A and B, through friendly consultation, sign this supply agreement. Party A will provide Party B the product listed in this agreement.

1. Supply Content
125mm X 125mm monocrystalline silicon solar cell film

2. Price
RMB Fifty yuan and fifty cent per film (50.50 Yuan/film), total price: 2,525,000.00 Yuan

3. Specification Requirement
Follow agreement

4. Supply Quantity
50,000 films

5. Delivery Time
August, 2007

6. Payment Method
One time payment in full amount.

7. Packaging Requirement
Packaging meets highway transportation requirement

8. Delivery Location
Party B factory.

9. Product Acceptance
Within 5 days of receiving the products, party B will examine the product quality and quantity according to the content of this agreement. If there is any product that does not meet the agreement specification, Party B shall inform Party A in writing. Without a written complain, it is regarded the products have been checked and accepted.

For those silicon films that don’t meet the agreement specifications, party B can request a refund or exchange for the same number of new films that do meet the requirement.

10. Dispute Settlement
If there is any dispute in the course of this agreement, both parties shall try to settle it through negotiation and discussion. If the dispute can not be resolved via negotiation, a lawsuit can be filed at the local municipal court where this agreement is signed. The court will deliver the final verdict on the dispute.

11. This Agreement has two copies. It becomes effective after signing (stamped) by each party.

Party A: Perfectenergy (Shanghai) Co., Ltd.

Signature:

Stamp:

Date:

Party B: Shanghai Zhiqin Silicon Electronic Technology Co., Ltd.

Signature:

Stamp:

Date: